SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 31st, 2005.

TELESIS TECHNOLOGY CORPORATION.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-51008                                      04-3684840

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(Commission File Number)              (IRS Employer Identification No.)

1611 12th Street East, Unit A

Palmetto, Florida 34221

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(Address of Principal Executive Offices) (Zip Code)

(941)795-7441

(Registrant's Telephone Number, Including Area Code)

N/A

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(Former Name or Former Address, if Changed

Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications

Item 8.01 Other Events.

On October 26th, 2005, Telesis Technology Corporation (the “Company”) announced the sale of Telesis Test Labs, a Division of Telesis Technology Corporation to Celerity Test Labs, Inc.  Telesis Test Labs provides independent testing services of electronic components, supported by the staff of the company’s Palmetto, Florida offices.  The financial impact of this transaction will be reflected in the company’s results of operations for the fourth quarter ending December 31, 2005.

A copy of the Company’s press release announcing these developments is furnished as Exhibit 99 and is incorporated herein by reference in response to this Item 8.01.  Press Release Filed as Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.              Description.

99                       Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESIS TECHNOLOGY CORPORATION.

By: /s/ Hasit Vibhakar

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        Mr. Hasit Vibhakar, Chairman, CEO & President

Date: October 31st, 2005

By: /s/ Shefali Gandhi

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        Ms. Shefali Gandhi, Chief Accounting Officer

Date: October 31st, 2005